 Invesco Joint Filing Agreement
JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) (l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached Schedule 13G, and any and all amendments thereto, and expressly authorize Invesco Ltd., as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated: 01/30/2026

Invesco Ltd.
By: /s/ Robert R. Leveille
Name: Robert R. Leveille
Title: Global Head of Compliance

Invesco Advisers, Inc.
By: /s/ Todd F. Kuehl
Name: Todd F. Kuehl
Title: Head of Compliance Americas

Invesco Canada Ltd.
By: /s/ Kate Archibald
Name: Kate Archibald
Title: SVP, Head of Compliance, and Chief Compliance Officer

Invesco Trust Company
By: /s/ Veronica Castillo
Name: Veronica Castillo
Title: Authorized Signatory

Invesco Hong Kong Limited
By: /s/ Lee Siu Mei
Name: Lee Siu Mei
Title: Authorized Signatory

Invesco Hong Kong Limited
By: /s/ Pang Sin Chu
Name: Pang Sin Chu
Title: Authorized Signatory

Invesco Asset Management Limited
By: /s/ Chris Edge
Name: Chris Edge
Title: Head of UK Compliance

Invesco Management S.A.
By: /s/ Peter Carroll
Name: Peter Carroll
Title: Head EMEA Delegation Oversight

Invesco Taiwan Limited
By: /s/ Jacky Hsiao
Name: Jacky Hsiao
Title: MD & Chairman Taiwan

Invesco Asset Management (Japan) Limited
By: /s/ Shintaro, Nonaka
Name: Shintaro, Nonaka
Title: Head of Compliance Japan

Invesco Asset Management Singapore Limited
By: /s/ Lee Siu Mei
Name: Lee Siu Mei
Title: Authorized Signatory

Invesco Asset Management Singapore Limited
By: /s/ Noelle Li-Ann Lim
Name: Noelle Li-Ann Lim
Title: Authorized Signatory

Invesco Capital Management, LLC
By: /s/ Melanie Zimdars
Name: Melanie Zimdars
Title: CCO, ICM & ETFs

Invesco Investment Advisers, LLC
By: /s/ Trisha B Hancock
Name: Trisha B Hancock
Title: CCO, Broker-Dealers and UITs

Invesco Australia Ltd.
By: /s/ Ian Croucher
Name: Ian Croucher
Title: Senior Compliance Manager

OppenheimerFunds, Inc.
By: /s/ Devin Hummel
Name: Devin Hummel
Title: Senior Compliance Manager

Invesco Real Estate Management S.A.R.L.
By: /s/ Peter Carroll
Name: Peter Carroll
Title: Head EMEA Delegation Oversight

Invesco Real Estate Management S.A.R.L.
By: /s/ Marion Geniaux
Name: Marion Geniaux
Title: MD, Chief Operating Officer

Invesco Managed Accounts, LLC
By: /s/ Amy Nazimiec
Name: Amy Nazimiec
Title: Chief Compliance Officer